STRATTON MUTUAL FUNDS

Stratton Multi-Cap Fund, Inc.

Stratton Monthly Dividend REIT Shares, Inc.

The Stratton Funds, Inc.

Supplement dated October 31, 2006 to the Prospectus dated May 1, 2006

On October 31, 2006, shareholders of the Stratton Small-Cap Value Fund (the “Fund”), a series of The Stratton Funds, Inc., approved a new advisory agreement. Under the terms of the new advisory agreement, Stratton Management Company, investment advisor of the Fund (“Advisor”), will receive a fixed monthly advisory fee calculated at 1/12 of 0.90% of the Fund’s daily net assets, which would not be subject to a performance adjustment fee.

The advisory fee payable by the Fund during the period beginning on November 1, 2006 and ending October 31, 2007 will be the lesser of the fee payable under the new advisory agreement and the fee that would have been payable under the advisory agreement in effect prior to October 31, 2006.

This supplement provides new information and replaces any contrary information contained in the Prospectus dated May 1, 2006 for the Fund.

Fund Fees and Expenses

Effective October 31, 2006, the “Annual Fund Operating Expenses” table and corresponding footnotes under the heading “FEES AND EXPENSES” for the Stratton Small-Cap Value Fund on page 11 of the Prospectus have been deleted and replaced with the following:

SSCV
Annual Fund Operating Expenses:
(expenses that are deducted from Fund assets)
Management Fees	0.90%[1]
Distribution (12b-1) Fees	None
Other Expenses	0.31%

Total Fund Operating Expenses	1.21%

[1]	This fee represents the management fee of 0.90% payable by the Fund as approved by shareholders on October 31, 2006. For the period from November 1, 2006 until October 31, 2007 (the “Transition Period”), the actual management fee payable by the Fund will be the lesser of (i) 0.90% of average daily net assets and (ii) 0.75% of average daily net assets, plus/minus a performance fee adjustment (“Performance-Based Fee”). In any month during the Transition Period when the Performance-Based Fee calculates to an annual rate less than 0.90% of average daily net assets, the actual advisory fee paid by the Fund will be equal to the Performance-Based Fee. In any month during the Transition Period when the Performance-Based Fee calculates to an annual rate equal to or greater than 0.90% of average daily net assets, the actual advisory fee paid by the Fund will be equal to 1/12 of 0.90%. See “Advisor – Advisory Fee” on page 16 for a more detailed description of the advisory fees for SSCV.

The table under the heading “Expense Examples” for the Stratton Small-Cap Value Fund on page 11 of the Prospectus is deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
SSCV	$123	$384	$665	$1,466

Advisor

The second and third paragraph under the sub-heading of “Advisory Fee” on page 16 of the Prospectus should be deleted and replaced with the following:

SSCV’s management fee under the new advisory agreement approved by SSCV’s shareholders on October 31, 2006 is based on a fixed monthly advisory fee of 1/12 of 0.90% of the Fund’s average daily net assets, which would not be subject to a performance adjustment. Under the advisory agreement in effect prior to October 31, 2006 (the “Prior Advisory Agreement”), SSCV’s management fee was based on an annual rate of 0.75% of average daily net assets, plus/minus a performance fee adjustment. The performance fee adjustment was calculated at the end of each month based on the Fund’s performance during the last 24-month period (the “performance period”). The Fund’s performance, which was based on changes in its net asset value per share, was then compared with the performance of the Russell 2000 over the performance period. The Russell 2000 is a widely recognized unmanaged common stock index of small to medium size companies. When the Fund performed better than the Russell 2000 over the performance period, it paid the Advisor additional fees. If the Fund lagged the Russell 2000 over the performance period, the Advisor was paid less. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period was equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate was +/- 0.50% of average net assets over the performance period which would be added to or deducted from the advisory fee if the Fund outperformed or underperformed the Russell 2000 by 5.00%. For the period from November 1, 2006 to October 31, 2007, the monthly management fee payable by the Fund will be the lesser of 1/12 of 0.90% of average daily net assets and the Performance-Based Fee, as calculated in accordance with the Prior Advisory Agreement.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

STRATTON MUTUAL FUNDS

Stratton Multi-Cap Fund, Inc.

Stratton Monthly Dividend REIT Shares, Inc.

The Stratton Funds, Inc.

Supplement dated October 31, 2006 to the

Statement of Additional Information dated May 1, 2006

This supplement provides new information and replaces any contrary information contained in the Statement of Additional Information dated May 1, 2006 for the Stratton Mutual Funds.

The second paragraph under the sub-heading of “Investment Advisor” on page 18 of the Statement of Additional Information should be deleted and replaced with the following:

On October 31, 2006, shareholders of the Stratton Small-Cap Value Fund (the “Fund”), a series of The Stratton Funds, Inc., approved a new advisory agreement. Under the terms of the new advisory agreement, Stratton Management Company, investment advisor of the Fund (“Advisor”), will receive a fixed monthly advisory fee calculated at 1/12 of 0.90% of the Fund’s daily net assets, which would not be subject to a performance fee adjustment.

Under the advisory agreement in effect prior to October 31, 2006 (the “Prior Advisory Agreement”), SSCV’s management fee was based on an annual rate of 0.75% of average daily net assets, plus/minus a performance fee adjustment. The performance fee adjustment was calculated at the end of each month based on the Fund’s performance during the last 24-month period (the “performance period”). The Fund’s performance, which was based on changes in its net asset value per share, was then compared with the performance of the Russell 2000 over the performance period. The Russell 2000 is a widely recognized unmanaged common stock index of small to medium size companies. When the Fund performed better than the Russell 2000 over the performance period, it paid the Advisor additional fees. If the Fund lagged the Russell 2000 over the performance period, the Advisor was paid less. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period was equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate was +/- 0.50% of average net assets over the performance period which would be added to or deducted from the advisory fee if the Fund outperformed or underperformed the Russell 2000 by 5.00%. For the period from November 1, 2006 to October 31, 2007, the monthly management fee payable by the Fund will be the lesser of 1/12 of 0.90% of average daily net assets and the Performance-Based Fee as calculated in accordance with the Prior Advisory Agreement.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE